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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2006

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         333-108632                33-1010941
   --------                         ----------                ----------
(State Or Other                    (Commission              (IRS Employer
 Jurisdiction Of                   File Number)          Identification No.)
Incorporation)

   BATTERSEA STUDIOS,
   80 SILVERTHORNE ROAD, LONDON, UNITED KINGDOM                       SW8 3HE
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                          (Zip Code)

     Registrant's telephone number, including area code: 011 44 20 7498 3377

              60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM SW6 4HU
              -----------------------------------------------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On June 29, 2006, Narrowstep Inc. (the "Company") terminated Steven Crowther's position as Chief Financial Officer with the Company. As a result, Mr. Crowther relinquished his positions as Senior Vice President and Director of the Company. Effective as of June 30, 2006, Jill Thoerle was appointed as interim Chief Financial Officer of the Company. Ms. Thoerle has more than twenty years' experience as an advisor and operating executive in the telecommunications and technology industries, with extensive experience in business development and in developing start-ups and smaller companies.

        A copy of the press release announcing Mr. Crowther as outgoing Chief Financial Officer, Senior Vice President and Director and Ms. Thoerle's appointment as interim Chief Financial Officer is attached hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit has been filed with this Current Report on Form 8-K:

Exhibit 99.1. Press release dated July 7, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NARROWSTEP INC.


                                             By:   /s/ Stephen Beaumont
                                                   ---------------------------
                                             Name:     Stephen Beaumont
                                             Title:    President and
                                                       Chief Executive Officer

Dated:  July 10, 2006